UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13, 15(d), or 37 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2021

TENNESSEE VALLEY AUTHORITY
(Exact name of registrant as specified in its charter)

A corporate agency of the United States created by an act of Congress (State or other jurisdiction of incorporation or organization)	000-52313 (Commission file number)	62-0474417 (IRS Employer Identification No.)

400 W. Summit Hill Drive Knoxville, Tennessee (Address of principal executive offices)		37902 (Zip Code)

(865) 632-2101
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                     Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 18, 2021, the Board of Directors (the “Board”) of the Tennessee Valley Authority (“TVA”) took several actions related to compensation. The Board (1) established fiscal year (“FY”) 2022 performance measures for the Corporate Multiplier under the Winning Performance Team Incentive Plan (“WPTIP”) and Executive Annual Incentive Plan (“EAIP”), (2) delegated authority to the Chief Executive Officer (“CEO”) to set and approve the enterprise performance measures and goals (“Enterprise Scorecard”) for FY 2022 to be used with the Corporate Multiplier in determining incentive awards under the WPTIP and EAIP, (3) established performance measures and goals for the FY 2022 – FY 2024 performance cycle under the Long-Term Incentive Plan (“LTIP”), and (4) approved revised goals for the External Performance Indicators for TVA Nuclear Fleet performance measure for the FY 2020 – FY 2022 and FY 2021 – FY 2023 LTIP cycles.

Corporate Multiplier

The Board approved the following performance measures for the Corporate Multiplier for FY 2022: (1) Safety – Serious Injury Incident Rate, (2) Total Financing Obligations, (3) Operating Cash Flow, (4) Net Income, (5) Jobs Created and Retained, and (6) Board Level Significant Events. These measures are described in more detail in the table below:

Performance Measure	Description	Target
Safety – Serious Injury Incident Rate	(Number of cases X 200,000) / (Number of hours worked by TVA employees and staff augmentation contractors)	0
Total Financing Obligations	The total amount of net long-term debt (including unamortized premiums and discounts), net short-term debt, leaseback obligations, energy prepayment obligations, and variable interest entities less unbudgeted contributions to unfunded liabilities	FY 2022 Budget
Operating Cash Flow	Net cash provided by operating activities as shown on TVA’s Consolidated Statements of Cash Flows	FY 2022 Budget
Net Income	Net income as shown on TVA’s Consolidated Statements of Operations	FY 2022 Budget
Jobs Created and Retained	The number of new or retained jobs in TVA’s service area for which TVA has played a role in the recruitment or retention of the economic development project	45,000 - 75,000
Board Level Significant Events	Items (both favorable and unfavorable) that the Board deems significant and that affect TVA’s reputation, organizational health, or the public at large	Zero

The Board and the CEO will jointly qualitatively assess TVA’s performance and determine the final Corporate Multiplier, which will range between 0 and 1.0, after the end of FY 2022.

The award for certain WPTIP or EAIP participants may be adjusted by the participant’s supervisor based on an evaluation of the participant’s individual achievements and performance during the year. In addition, awards may be further adjusted by the Board or the CEO (1) as a result of any unusual or nonrecurring event affecting TVA or the financial statements of TVA or (2) as a result of changes in business conditions or the business strategy of TVA.

Enterprise Scorecard

The Board delegated authority to the CEO to set and approve the performance measures and goals for the FY 2022 Enterprise Scorecard. Pursuant to this delegation, the CEO established the following performance measures and goals:

Performance Measure	Weight	Threshold (50%)	Target (100%)	Maximum (150%)
TVA Total Spend (1)	40%	2% Non-Fuel O&M,	Budget	2% Non-Fuel O&M,
		2% Non-Fuel		2% Non-Fuel
		Inventory, 2%		Inventory, 2%
		Cloud, and 4%		Cloud, and 4%
		Capital Expenses		Capital Expenses
		Over Budget		Under Budget
Load Not Served (2)	30%	4.5	3.9	3.2
Annualized Nuclear Online Reliability Loss Factor (3)	15%	3.73%	2.71%	1.69%
Combined Cycle Equivalent Availability Factor (4)	10%	77.6%	82.6%	84.9%
Coal Equivalent Availability Factor (5)	5%	58.2%	63.2%	69.6%

Notes
(1) TVA Total Spend represents Total Non-Fuel Operating and Maintenance, Capital, Non-Fuel Inventory, and Cloud Implementation expenses for corporate and operational Strategic Business Unit organizations (excludes Board of Directors).
(2) Load Not Served ("LNS") is a measure of the magnitude and duration of transmission system outages that affect TVA customers expressed in system minutes. An automatic customer interruption with a duration of one minute or greater is tracked as an LNS event. LNS events caused by TVA on a distributor system will also count as a TVA event even if the TVA system remains energized. LNS excludes interruptions due to declared major events, variances, gunfire, vandalism, and verified tornadoes.
(3) Annualized Nuclear Online Reliability Loss Factor is the 12-month ratio of all generation losses minus refueling outage and exempt losses.
(4) Combined Cycle Equivalent Availability Factor ("EAF") reflects the percentage of time over a given period that a generating unit was available to generate electricity for TVA-operated combined cycle generating assets, based on Generating Availability Data System ("GADS") event reporting guidelines for megawatt hour losses. Combined Cycle EAF excludes GADS events classified as outside management control and variances.
(5) Coal EAF reflects the percentage of time over a given period that a generating unit was available to generate electricity for TVA coal-fired generating assets, based on GADS event reporting guidelines for megawatt hour losses. Coal EAF excludes GADS events classified as outside management control and variances.

Establishment of LTIP Performance Measures and Goals for the FY 2022 – FY 2024 Performance Cycle

The Board approved LTIP performance measures for the FY 2022 – FY 2024 performance cycle. These performance measures, along with their associated weights and goals, are as follows:

FY 2022 – FY 2024 LTIP Performance Cycle

Performance Measure	Weight	Threshold (50%)	Target (100%)	Maximum (150%)
Non-Fuel Delivered Cost of Power (1)	45%	Budget + 4%	Budget	Budget - 4%
Load Not Served (2)	30%	4.5	3.9	3.2
External Performance Indicators for TVA Nuclear Fleet (3)	15%	93.5	96.0	98.5
Powerful Partnerships Survey (4)	10%	74.0	78.0	82.0

Notes
(1) Non-Fuel Delivered Cost of Power = (Operating and Maintenance Expense + Base Capital Expense + Interest Expense + Other Expense) / Budgeted Electric Power Sales. For the FY 2022 - 2024 LTIP performance cycle, the Non-Fuel Delivered Cost of Power measure will be calculated using an average of the FY 2022, FY 2023, and FY 2024 results.
(2) Load Not Served ("LNS") is a measure of the magnitude and duration of transmission system outages that affect TVA customers expressed in system minutes. An automatic customer interruption with a duration of one minute or greater is tracked as an LNS event. LNS events caused by TVA on a distributor system will also count as a TVA event even if the TVA system remains energized. LNS excludes interruptions due to declared major events, variances, gunfire, vandalism, and verified tornadoes. For the FY 2022 – FY 2024 LTIP performance cycle, the Load Not Served measure will be calculated using an average of the FY 2022, FY 2023, and FY 2024 results.

(3) The External Performance Indicators for TVA Nuclear Fleet measure is calculated using a weighted combination of key performance indicators based on standard nuclear industry definitions for station performance, with the maximum obtainable being 100 points. For the FY 2022 – FY 2024 LTIP performance cycle, this measure will be based on FY 2024 results.
(4) The Powerful Partnerships Survey is conducted among customers, elected officials, business and economic development leaders, and the general public in the TVA service area to assess the strength of various stakeholder relationships with TVA. For the FY 2022 – FY 2024 LTIP performance cycle, the Powerful Partnerships Survey measure will be calculated using an average of the FY 2022, FY 2023, and FY 2024 results.

Revised Goals for the FY 2020 – FY 2022 and FY 2021 – FY 2023 LTIP Performance Cycles

The Board approved revised goals for the External Performance Indicators for TVA Nuclear Fleet performance measure for the FY 2020 – FY 2022 and FY 2021 – FY 2023 LTIP performance cycles to reflect new industry performance indicator goals established by an external organization as well as impacts from the Watts Bar Unit 2 steam generator mid-cycle outage. The Threshold, Target, and Maximum goals for the FY 2020 – FY 2022 LTIP cycle were revised from 94.3, 96.2, and 97.7, respectively, to 87.4, 91.0, and 93.6, respectively, and the Threshold, Target, and Maximum goals for the FY 2021 – FY 2023 LTIP cycle were revised from 95.3, 96.8, and 98.3, respectively, to 92.1, 94.9, and 97.7, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tennessee Valley Authority
(Registrant)

Date: August 18, 2021	/s/ John M. Thomas, III
John M. Thomas, III
Executive Vice President and
Chief Financial and Strategy Officer